Events Subsequent to March 31, 2018	3 Months Ended
Mar. 31, 2018
Notes to Financial Statements
NOTE 8. Events Subsequent to March 31, 2018

On June 1, 2018, June 2018 financing, the Company issued convertible notes in the principal amount of $1,217,293 (June 2018 Notes”) and warrants to purchase 49,520,548 shares of Company Common Stock at an exercise price of $0.036 per share (“June 2018 Warrants”). The June 2018 Notes, in an aggregate principal amount of $1,217,293, were acquired for a cash purchase price of $1,034,699, representing a 15% original issuance discount. The principal amount of the June 2018 Notes are convertible into shares of Company Common Stock at a conversion price of $0.03 per share. The convertible notes bear interest at a rate of 10% per annum, with accrued interest payable commencing April 1, 2019, then on the first day of each calendar month thereafter until maturity. The maturity of the convertible notes is August 1, 2019, but commencing on April 1, 2019 and on the first day of each calendar month thereafter until maturity, the Company is required to redeem an amount of the convertible notes equal to 1/5th of the original principal amount, plus 10% of such monthly redemption amount as a bonus.

This June 2018 financing resulted in automatic anti-dilution adjustments to the outstanding August 2017 Notes and August 2017 Warrants, pursuant to the terms of the August 2017 transaction documents, reducing (i) the conversion price of the August 2017 Notes to $0.03 per share for the issuance upon conversion of such principal amount and accrued interest of up to 209,127,385 shares of Company Common Stock and (ii) the exercise price of the August 2017 Warrants to $0.03 per share for the issuance of up to 176,418,511 shares of Company Common Stock upon exercise. Additionally, the August 2017 Note terms regarding principal and interest payment provisions were extended to be identical to the terms of the June 2018 Notes and the principal amount was increased by 30%, in consideration of waiving events of default and extending payment terms.

Accordingly, as of June 1, 2018, (i) all of the Company convertible notes issued and outstanding with respect to the two financings are substantially identical and reflect principal obligations of $6,664,895, with up to 254,618,074 shares of Company Common Stock that may be issued upon conversion of such principal amount and accrued interest and (ii) all of the five-year warrants issued and outstanding in connection with the two financings are substantially identical and are exercisable at prices of $0.03 per share (for the August 2017 Warrants) and $0.036 per share (for the June 2018 Warrants) for the purchase of up to 225,939,059 shares expiring in August 2022 and June 2023, respectively.

The change in the conversion price of the August 2017 Notes, the issuance of the June 2018 Notes, the change in the exercise price of the August 2017 Warrants, and the issuance of the June 2018 Warrants triggered anti-dilution provisions of the Series A Preferred Stock. As a result, the conversion price of the Series A Preferred Stock was adjusted from $0.0707 to $.043, and the shares of Series A Preferred Stock may be converted into Common Stock at any time at the ratio of 1.7361 shares of Common Stock for every share of Series A Preferred Stock (an increase from 1.0608).